                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments......................... 10
Statements of Assets and Liabilities............. 17
Statements of Operations......................... 18
Statement of Changes in Net Assets............... 19
Financial Highlights............................. 20
Notes to Financial Statements.................... 22
Report of Independent Accountants................ 26
Dividend Reinvestment Plan....................... 27

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

November 19, 1999

Dear Shareholder:
    As we approach the end of the century--and the millennium--it seems appropriate to take a look back at the progress we've made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen this century is the increasing importance of investing for many Americans.
    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.
    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Those that have stood the test of time include:

    - Investing for the long-term

    - Basing investment decisions on sound research

    - Building a diversified portfolio

    - Believing in the value of professional investment advice

    While no one can predict the future, at Van Kampen, we believe that these ideas will remain important tenets for investors well into the next century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we enter the new millennium.

Sincerely,

[SIG]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

Source: Investment Company Institute

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH
    Americans continued their spending spree over the past year, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail activity, which pushed the personal savings rate to a record low as spending rates outpaced income growth. Although the U.S. economy experienced a slowdown during the second quarter of 1999, growth rebounded toward the end of the reporting period.

EMPLOYMENT SITUATION
    The strong job market helped support the strength of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains. However, these pressures ultimately pushed the cost of labor higher in the second quarter, as the employment cost index recorded its biggest gain in eight years before returning to a more moderate level in the third quarter.

INFLATION AND INTEREST RATES
    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report. The Federal Reserve Board remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed its three interest rate cuts from the fall of 1998, raising rates in June, August, and November 1999 to keep the economy from overheating.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Third Quarter 1999
[BAR GRAPH]

97Q3                                                              4
97Q4                                                             3.1
98Q1                                                             6.7
98Q2                                                             2.1
98Q3                                                             3.8
98Q4                                                             5.9
99Q1                                                             3.7
99Q2                                                             1.9
99Q3                                                             5.5

Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1999

                 VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VQC)

 COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1)............  (11.34%)
One-year total return based on NAV(2).....................   (5.69%)

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................     6.49%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................    11.19%

 SHARE VALUATIONS

Net asset value...........................................  $  15.78
Closing common stock price................................  $15.2500
One-year high common stock price (12/07/98)...............  $18.8125
One-year low common stock price (10/20/99)................  $15.0625
Preferred share rate(5)...................................    3.300%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 42% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW
                 VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

We recently spoke with representatives of the adviser of the Van Kampen California Quality Municipal Trust about the key events and economic forces that shaped the markets during the past year. Joseph A. Piraro, portfolio manager, has managed the Trust since May 1992 and worked in the investment industry since 1971. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following discussion reflects their views on the Trust's performance during the 12 months ended October 31, 1999.

   Q  WHAT HAPPENED IN THE MUNICIPAL MARKET DURING THE REPORTING PERIOD?

   A Bonds of all types experienced price declines during the past 12 months as interest rates rose, especially toward the end of the reporting period. In addition to the negative effects of the Federal Reserve Board's two interest-rate increases during the summer, the bond market declined as the nation's strong economic growth continued to spark inflation fears, leading to concern about future rate hikes. Because of low institutional demand for municipal bonds during the period, these conditions affected municipals more than their taxable counterparts--corporate and Treasury bonds. The yields of newly issued 30-year AAA municipal bonds rose more than a full percentage point during the 12-month period, so the prices of existing bonds dropped concurrently. The bonds in the Trust's portfolio were not spared by this market movement and suffered price declines along with the rest of the municipal market.
    The interest-rate increases also suppressed municipal bond supply, bringing overall nationwide issuance down more than 20 percent in the first ten months of the year compared with 1998. Supply was down in almost every sector, with electric-utility and health-care bonds experiencing the most significant drops. Although new issuance kept pace with last year's active market, the amount of bonds issued through refinancing was down more than 50 percent for the year through October. Many municipalities simply chose not to refinance outstanding bonds because of the higher interest rates they would have to pay in the current marketplace.

   Q  DID MUNICIPAL BONDS BENEFIT FROM THE STRONG ECONOMY?

   A Yes. The effects of the healthy economy were reflected in the good credit conditions in the municipal market, even though prices suffered. With the exception of the health-care sector, overall credit quality remained high, and we witnessed a number of credit upgrades as tax revenues kept municipal finances strong.

   Q COULD YOU DESCRIBE CALIFORNIA'S ECONOMIC AND MUNICIPAL MARKET ENVIRONMENT DURING THE YEAR?

   A Municipal bond supply in California declined less than the nationwide average, making it by far the largest-issuing state for the year through October. California bonds were very attractive to investors across the country because of the state's strong economic conditions and the solid fiscal management of many municipalities. The growth of the technology industry in the state played an important role in supporting this fiscal health. Despite the good economy, the state's infrastructure needs remain high, ensuring ample supply of municipals throughout the state. However, these conditions were balanced by strong demand, as we continued to witness a rising number of high-income Californians turning to municipals for a tax-advantaged way to invest.

   Q  WHAT TECHNIQUES DID YOU USE TO MANAGE THE TRUST IN THESE CONDITIONS?

   A We took advantage of the general market price declines to enhance the Trust's current income potential and tax management. We sold some of our holdings at a capital loss to offset some of the gains we had earned early in 1999. This allowed us to avoid the need to distribute taxable capital gains to shareholders this year. We replaced these bonds with longer-maturity, higher-yielding issues, increasing the Trust's income stream. The new bonds also had better protection against bond calls.
    We used a related strategy by increasing the portfolio's duration, or sensitivity to interest-rate changes. We sold the bonds that were about to be called or refunded and purchased longer-duration securities, including bonds with 20- to 30-year maturities. We feel that the longer duration will benefit the Trust in a declining interest-rate environment by allowing it to participate more fully in a market rally. In the short term, however, the longer duration negatively affected the Trust's total return as interest rates climbed.

   Q  WHAT AREAS OF THE MUNICIPAL MARKET WERE MOST ATTRACTIVE TO YOU?

   A One of the most attractive sectors during the past year was transportation --especially tollway bonds--because we've seen such heavy issuance in that area. These projects are visible ways for voters to see their tax dollars at work, so they tend to be well-funded when the economy is strong. Improving the transportation infrastructure in California also remains a high priority, which contributed to the heavy supply and attractiveness of these bonds. As a result, we had a range of quality issues from which to choose and were able to add to our position in transportation. For additional highlights, please refer to page 8.

   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A Total return performance was disappointing because of the general downturn in bond prices and the Trust's increased duration. In addition, the Trust's leverage component hurt its performance during the period.
Although leverage helps the Trust provide higher income levels to common shareholders, it made the portfolio more sensitive to the interest-rate increases during the reporting period. However, the Trust's total return was supported by its duration, which was relatively short even though it increased during the period. For the one-year period ended October 31, 1999, the Trust returned -11.34 percent(1) based on market price. This reflects a decrease in market price from $18.4375 per share on October 31, 1998, to $15.25 per share on October 31, 1999.
     In addition, the dividend remained unchanged during the past 12 months. The monthly tax-exempt dividend of $0.0825 per share translates to a distribution rate of 6.49 percent(3) based on the Trust's closing market price on October 31, 1999. Because the Trust is exempt from federal and California income taxes, this distribution rate is equivalent to a taxable yield of 11.19 percent(4) for an investor in the 42 percent combined federal and state income tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance does not guarantee future performance.

   Q  WHAT DO YOU SEE AHEAD FOR THE ECONOMY AND THE MUNICIPAL MARKET?

   A In the coming months, we will probably see a slowing economy, which may be partly the result of year 2000 concerns. Wage increases will likely keep inflation fears at the forefront, although increasing productivity should be able to offset higher wage costs for employers.
    Preparations for the turn of the millennium may also limit new issuance and general market activity at the end of the year. Many municipal issuers are planning to postpone issuing bonds until they feel certain that any potential computer problems have been avoided, but we believe that market activity should pick up early in 2000. In the meantime, we will continue to focus on finding attractive-yielding bonds and protecting the Trust from bond calls as much as possible. We will also use our extensive research capabilities to look for attractive opportunities throughout the coming months.

[SIG]
Joseph A. Piraro

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e. a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It is redeemed at maturity for full face value.

                              PORTFOLIO HIGHLIGHTS

                 VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST
 TOP FIVE PORTFOLIO INDUSTRIES*
GRAPH

                                                                      OCTOBER 31, 1999                   OCTOBER 31, 1998
                                                                      ----------------                   ----------------
General Purpose                                                            17.00                              19.40
Tax District                                                               12.40                              12.70
Retail Elec/Gas/Teleph                                                     10.60                              10.70
Multi-Family Housing                                                       10.10                              10.40
Health Care                                                                 9.30                               9.00

* As a percentage of long-term investments
 NET ASSET VALUE AND MARKET PRICE
 (BASED UPON MONTH-END VALUES)
SEPTEMBER 1991 THROUGH OCTOBER 1999
[GRAPH]

                                                                        MARKET PRICE                     NET ASSET VALUE
                                                                        ------------                     ---------------
Sep 1991                                                                   15.00                              14.81
Oct 1991                                                                   15.00                              15.02
                                                                           14.75                              15.02
                                                                           14.38                              15.07
                                                                           14.88                              15.11
                                                                           14.25                              14.90
                                                                           15.63                              14.90
                                                                           14.50                              15.00
                                                                           15.63                              15.19
                                                                           14.75                              15.45
                                                                           15.25                              16.17
                                                                           15.13                              15.82
                                                                           15.00                              15.72
Oct 1992                                                                   14.63                              15.31
                                                                           14.88                              15.67
                                                                           14.75                              15.64
                                                                           14.75                              15.89
                                                                           16.00                              16.94
                                                                           16.25                              16.78
                                                                           16.13                              16.90
                                                                           16.13                              16.82
                                                                           16.38                              17.07
                                                                           16.63                              17.04
                                                                           16.75                              17.45
                                                                           17.38                              17.70
Oct 1993                                                                   17.13                              17.57
                                                                           16.50                              17.13
                                                                           16.75                              17.42
                                                                           17.00                              17.61
                                                                           15.88                              16.87
                                                                           15.13                              15.67
                                                                           14.88                              15.50
                                                                           15.13                              15.60
                                                                           15.25                              15.43
                                                                           15.00                              15.71
                                                                           15.50                              15.70
                                                                           14.88                              15.21
Oct 1994                                                                   13.50                              14.65
                                                                           13.25                              14.00
                                                                           12.75                              14.35
                                                                           14.00                              14.85
                                                                           14.75                              15.62
                                                                           14.75                              15.69
                                                                           15.25                              15.67
                                                                           15.25                              16.25
                                                                           15.00                              15.94
                                                                           15.00                              15.97
                                                                           15.00                              16.13
                                                                           15.25                              16.17
Oct 1995                                                                   15.13                              16.40
                                                                           15.88                              16.67
                                                                           15.38                              16.87
                                                                           15.50                              16.86
                                                                           15.75                              16.71
                                                                           15.88                              16.16
                                                                           15.75                              15.97
                                                                           15.38                              16.01
                                                                           15.25                              16.10
                                                                           15.75                              16.33
                                                                           16.13                              16.28
                                                                           15.88                              16.51
Oct 1996                                                                   16.00                              16.66
                                                                           16.25                              16.96
                                                                           16.63                              16.67
                                                                           16.13                              16.64
                                                                           16.25                              16.75
                                                                           15.13                              16.42
                                                                           15.63                              16.51
                                                                           16.25                              16.71
                                                                           16.75                              16.86
                                                                           16.63                              17.42
                                                                           16.81                              17.08
                                                                           16.81                              17.26
Oct 1997                                                                   16.56                              17.35
                                                                           17.06                              17.37
                                                                           17.06                              17.60
                                                                           17.88                              17.64
                                                                           17.63                              17.64
                                                                           17.50                              17.56
                                                                           17.25                              17.32
                                                                           17.31                              17.61
                                                                           17.31                              17.60
                                                                           17.88                              17.56
                                                                           17.88                              17.85
                                                                           18.19                              18.07
Oct 1998                                                                   18.44                              17.93
                                                                           18.69                              17.88
                                                                           18.44                              17.62
                                                                           17.44                              17.78
                                                                           18.06                              17.57
                                                                           17.69                              17.50
                                                                           17.63                              17.44
                                                                           16.56                              17.20
                                                                           16.63                              16.73
                                                                           16.63                              16.72
                                                                           16.81                              16.35
                                                                           16.56                              16.25
Oct 1999                                                                   15.25                              15.78

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                 VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF OCTOBER 31, 1999
[PIE CHART]

                                     AAA/AAA              AA/AA                A/A               BBB/BAA            NON-RATED
                                     -------              -----                ---               -------            ---------
As of October 31, 1999                50.70               14.00               7.90                13.70               13.70

AS OF OCTOBER 31, 1998
[PIE CHART]

                                   AAA/AAA            AA/AA              A/A             BBB/BAA            BB/BA
                                   -------            -----              ---             -------            -----
As of October 31, 1998              49.60             5.70              16.30             11.60              0.6

                                  NON-RATED
                                  ---------
As of October 31, 1998              16.20

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.
 DISTRIBUTION HISTORY
FOR THE PERIOD ENDED OCTOBER 31, 1999

[BAR GRAPH]

                                                                         DIVIDENDS                      CAPITAL GAINS
                                                                         ---------                      -------------
'Nov 1998'                                                               0.0825
'Dec 1998'                                                               0.0825                             0.1992
'Jan 1999'                                                               0.0825
'Feb 1999'                                                               0.0825
'Mar 1999'                                                               0.0825
'Apr 1999'                                                               0.0825
'May 1999'                                                               0.0825
'Jun 1999'                                                               0.0825
'Jul 1999'                                                               0.0825
'Aug 1999'                                                               0.0825
'Sep 1999'                                                               0.0825
'Oct 1999'                                                               0.0825

The distribution history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          MUNICIPAL BONDS  98.5%
          CALIFORNIA  95.6%
$ 2,000   Abag Fin Auth For Nonprofit Corps CA
          Rev Ctfs Partn.......................    5.500%     02/15/29    $  1,719,640
  1,390   Abag Fin Auth Nonprft Corp CA
          Childrens Hosp Med Cent (a)..........    5.875      12/01/19       1,378,588
  2,000   Abag Fin Auth Nonprft Corp CA
          Childrens Hosp Med Cent (a)..........    6.000      12/01/29       1,987,460
  1,000   Bakersfield, CA Ctfs Partn Convention
          Cent Expansion Proj (MBIA Insd)......    5.875      04/01/22         992,560
  1,610   Blythe, CA Redev Agy Redev Proj No 1
          Tax Alloc Ser A Rfdg.................    7.500      05/01/23       1,745,465
  1,055   Borrego, CA Wtr Dist Ctfs Partn
          Wtr Sys Acquisition..................    7.000      04/01/27       1,063,957
  1,000   California Edl Fac Auth Rev Pooled
          Coll & Univ Projs Ser B..............    6.125      04/01/13       1,010,630
  2,000   California Edl Fac Auth Rev Student
          Ln CA Ln Pgm Ser A (MBIA Insd).......    6.000      03/01/16       2,000,520
  2,000   California Edl Fac Auth Rev Univ of
          La Verne.............................    6.375      04/01/13       2,029,080
  1,000   California Hlth Fac Fin Auth Rev
          Kaiser Permanente Ser A (Prerefunded
          @ 12/01/00)..........................    7.000      12/01/10       1,054,110
  3,000   California Hlth Fac Fin Cedars Sinai
          Med Cent Ser A (a)...................    6.125      12/01/19       2,965,680
  1,000   California Hsg Fin Agy Rev Cap Apprec
          Home Mtg Ser K (MBIA Insd)...........     *         08/01/24         213,790
  1,000   California Hsg Fin Agy Rev Home Mtg
          Ser B (MBIA Insd)....................    6.100      02/01/28         993,220
  1,000   California Hsg Fin Agy Rev Home Mtg
          Ser E (AMBAC Insd)...................    6.100      08/01/29       1,004,260
  1,090   California Hsg Fin Agy Rev Home Mtg
          Ser F (FHA Gtd)......................    6.750      08/01/11       1,129,229
  2,120   California Hsg Fin Agy Rev Insd Hsg
          Ser E (MBIA Insd)....................    7.000      08/01/26       2,208,701
  3,000   California Hsg Fin Agy Rev Multi-Unit
          Rental Hsg Ser C II..................    6.850      08/01/15       3,121,350

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 8,190   California Hsg Fin Agy Rev Multi-Unit
          Rental Hsg Ser C II..................    6.875%     08/01/24    $  8,512,522
 10,000   California Pollutn Ctl Fin Auth
          Pollutn Ctl Rev Southn CA Edison Co
          (AMBAC Insd) (b).....................    6.000      07/01/27       9,820,300
  4,000   California Pollutn Ctl Fin Auth
          Pollutn Ctl Rev Southn CA Edison Co
          Ser B (AMBAC Insd)...................    6.400      12/01/24       4,058,680
  7,800   California Pollutn Ctl Fin Auth Solid
          Waste Disp Rev North Cnty Recycling
          Ser A................................    6.750      07/01/17       8,386,794
    725   California Rural Home Mtg Fin Auth
          Single Family Mtg Rev Ser C (GNMA
          Collateralized)......................    7.800      02/01/28         798,370
  3,655   California St Cpn Muni Rcpts.........     *         03/01/08       2,400,641
 13,255   California St Cpn Muni Rcpts.........     *         09/01/09       7,944,403
  1,000   California St Pub Wks Brd Lease Rev
          Dept Hlth Svcs Ser A (MBIA Insd).....    5.750      11/01/24         970,980
  2,340   California St Rfdg (FGIC Insd).......    5.000      02/01/23       2,048,459
  1,000   California St Veterans (AMBAC
          Insd)................................    6.200      02/01/16       1,000,550
  1,000   California St Veterans Ser BH (FSA
          Insd)................................    5.400      12/01/15         954,940
  1,000   California St Veterans Ser BH (FSA
          Insd)................................    5.400      12/01/16         946,260
  2,000   California St Veterans Ser BR........    5.300      12/01/29       1,754,080
  1,000   California Statewide Cmntys Dev Auth
          Spl Fac United Airls.................    5.625      10/01/34         880,980
  6,000   California Statewide Cmntys Dev Corp
          Ctfs Partn Insd United Westn Med Cent
          (Prerefunded @ 12/01/01).............    6.750      12/01/21       6,442,080
  1,000   Camarillo, CA Multi-Family Hsg Park
          Glenn Apts (FNMA Collateralized).....    5.400      03/01/28         899,870
  2,000   Campbell, CA Redev Agy Tax Alloc
          Central Campbell Redev Proj Ser A
          (a)..................................    6.550      10/01/32       2,010,540
  1,530   Carson, CA Impt Bond Act 1915 Assmt
          Dist No 92-1.........................    7.375      09/02/22       1,608,550
  1,000   Central Contra Costa, CA Santn Dist
          Rev Wastewtr Fac Impt Proj
          (Prerefunded @ 09/01/04) (MBIA
          Insd)................................    6.250      09/01/11       1,097,120
  2,000   Chino Basin, CA Regl Fing Auth Inland
          Empire Util Agy Swr Proj.............    5.750      11/01/22       1,945,320

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 2,575   Chula Vista, CA Redev Agy Tax Alloc
          Sr Bayfront Ser D Rfdg...............    8.625%     09/01/24    $  2,979,713
  1,000   Coachella, CA Redev Agy Tax Alloc
          Proj Area No 3 Rfdg..................    5.875      12/01/28         908,490
  1,000   Colton, CA Redev Agy Tax Alloc Mount
          Vernon Corridor Redev................    6.300      09/01/36         965,950
  2,000   Contra Costa Cnty, CA Ctfs Partn
          Merrithew Mem Hosp Proj Rfdg (MBIA
          Insd)................................    5.500      11/01/22       1,886,800
  1,000   Contra Costa Cnty, CA Pub Fin Auth
          Tax Alloc Rev Ser A..................    7.100      08/01/22       1,065,050
  1,000   Davis, CA Pub Fac Fin Auth Loc Agy
          Rev Mace Ranch Area Ser A............    6.500      09/01/15       1,004,570
  1,000   Delano, CA Ctfs Partn Delano Regal
          Med Cent.............................    5.250      01/01/18         845,570
  1,910   Delano, CA Ctfs Partn Ser A
          (Prerefunded @ 01/01/03).............    9.250      01/01/22       2,214,358
  1,000   Duarte, CA Redev Agy Tax Alloc Davis
          Addition Proj Area Rfdg..............    6.700      09/01/14       1,011,720
  2,305   Dublin, CA Jt Uni Sch Dist Cap Apprec
          Ser E................................     *         08/01/22         552,693
  1,000   El Monte, CA Ctfs Partn Dept Pub
          Social Svcs Fac (AMBAC Insd).........    4.750      06/01/30         810,920
  1,220   Emeryville, CA Pub Fing Auth Rev
          Assmt Dist Refing....................    5.900      09/02/21       1,123,791
    875   Fairfield, CA Hsg Auth Mtg Rev
          Creekside Estates Proj Rfdg
          (Prerefunded @ 08/01/02).............    7.875      02/01/15         972,641
  1,000   Folsom, CA Spl Tax Cmnty Fac Dist No
          2 Rfdg (Connie Lee Insd).............    5.250      12/01/19         922,380
 15,000   Foothill/Eastern Corridor Agy CA Toll
          Rd Rev Cap Apprec....................     *         01/15/26       2,780,400
  6,000   Foothill/Eastern Corridor Agy CA Toll
          Rd Rev Cap Apprec Sr Lien Ser A......     *         01/01/27       1,183,260
  2,500   Foothill/Eastern Corridor Agy CA Toll
          Rd Rev Conv Cap Apprec...............     *         01/15/27       1,287,725

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 2,000   Foothill/Eastern Corridor Agy CA Toll
          Rd Rev Conv Cap Apprec Sr Lien Ser A
          (c)..................................  0/7.050%     01/01/10    $  1,652,720
  1,000   Glendale, CA Uni Sch Dist Ser C (FSA
          Insd)................................    5.500      09/01/19         960,840
  2,000   Hawaii Desert, CA Mem Hlthcare Dist
          Rev Rfdg.............................    5.500      10/01/19       1,693,400
  1,500   Huntington Beach, CA Pub Fin Auth Rev
          Huntington Beach Redev Proj..........    7.000      08/01/24       1,516,950
  1,000   Huntington Park, CA Pub Fin Auth
          Lease Rev Wastewtr Sys Proj Ser A....    6.200      10/01/25         950,710
    665   Inglewood, CA Redev Agy Tax Alloc
          Centy Redev Proj Ser A...............    6.125      07/01/23         655,131
  3,000   Los Angeles Cnty, CA Ctfs Partn
          (Prerefunded @ 11/01/01).............    6.600      11/01/11       3,206,580
  2,000   Los Angeles Cnty, CA Met Tran Auth
          Sales Tax Rev (AMBAC Insd)...........    5.000      07/01/23       1,748,800
 12,000   Los Angeles Cnty, CA Pension Oblig
          Ctfs Ltd Muni Oblig Ser A (MBIA Insd)
          (b)..................................    6.900      06/30/08      13,665,840
  1,565   Los Angeles, CA Cmnty Redev Agy Ctfs
          Partn Allright Garage (Prerefunded @
          05/01/03)............................    7.550      11/01/08       1,724,176
  1,900   Los Angeles, CA Ctfs Partn...........    5.700      02/01/18       1,760,654
  1,493   Los Angeles, CA Multi-Family Rev Hsg
          Earthquake Rehab Proj Ser A (FNMA
          Collateralized)......................    5.700      12/01/27       1,534,439
  1,635   Los Angeles, CA Single Family Home
          Mtg Rev Pgm Ser A (GNMA
          Collateralized)......................    6.875      06/01/25       1,676,562
  3,720   Midpeninsula Regl Open Space Dist CA
          Fin Auth Rev (AMBAC Insd)............  *            08/01/27         624,328
  2,000   Needles, CA Pub Util Auth Util Sys
          Acquisition..........................    6.500      02/01/22       1,986,020
  1,500   Newport Beach, CA Spl Tax Spl Impt
          Dist No 95-1 Ser A...................    6.750      09/01/20       1,526,715
  1,000   Oakland, CA Uni Sch Dist Alameda Cnty
          Ctfs Partn, 144A-Private Placement
          (e)..................................    7.000      05/15/11       1,138,570
  2,000   Oakland, CA Uni Sch Dist Alameda Cnty
          Ctfs Partn Energy Retrofit Proj,
          144A-Private Placement (e)...........    6.750      11/15/14       2,269,020

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$   990   Oceanside, CA Mobile Home Pk Fin Auth
          Rev..................................    5.800%     03/01/28    $    923,650
  2,000   Orange Cnty, CA Recovery Ser A Rfdg
          (MBIA Insd)..........................    5.750      06/01/15       2,009,020
  1,500   Pasadena, CA Spl Tax Cmnty Fac Dist
          No 1 Civic Cent West.................     *         12/01/07       1,008,795
  1,100   Pomona, CA Redev Agy Tax Alloc
          Downtown No 2 Redev Proj Ser U
          Rfdg.................................    5.750      04/01/19       1,004,564
  1,000   Port of Oakland, CA Spl Fac Rev
          Mitsui O.S.K. Line Ltd Ser A (LOC:
          Industrial Bank of Japan)............    6.800      01/01/19       1,016,220
  1,190   Redding, CA Redev Agy Tax Alloc
          Market Street Redev Proj Ser A.......    6.700      09/01/23       1,251,345
  2,000   Redlands, CA Redev Agy Tax Alloc
          Redev Proj Ser A Rfdg (MBIA Insd)....    4.750      08/01/21       1,690,780
  1,000   Redondo Beach, CA Pub Fin Auth Rev
          South Bay Cent Redev Proj............    7.000      07/01/16       1,050,530
  2,000   Richmond, CA Rev YMCA East Bay Proj
          Rfdg.................................    7.250      06/01/17       2,091,620
    500   San Bernadino Cnty, CA Ctfs Partn Med
          Cent Fin Proj (MBIA Insd)............    5.000      08/01/28         427,305
  6,000   San Diego Cnty, CA Wtr Auth Wtr Rev
          Ctfs Partn Ser 91 B (Inverse Fltg)
          (Prerefunded @ 04/27/06) (MBIA Insd)
          (d)..................................    8.720      04/08/21       6,997,500
  2,650   San Diego, CA Indl Dev Rev San Diego
          Gas & Elec Ser A (MBIA Insd).........    6.400      09/01/18       2,762,996
  5,000   San Diego, CA Indl Dev Rev San Diego
          Gas & Elec Ser A (AMBAC Insd)........    6.100      09/01/19       5,054,700
  1,000   San Francisco, CA City & Cnty Arpt
          Comm Intl Arpt Rev Second Ser Issue
          12-A (FGIC Insd).....................    5.800      05/01/21         969,560
  2,305   San Francisco, CA City & Cnty Redev
          Agy Hotel Tax Rev (Prerefunded @
          07/01/04) (FSA Insd).................    6.750      07/01/15       2,571,550
  5,000   San Francisco, CA City & Cnty Redev
          Agy Lease Rev George Moscone.........     *         07/01/08       3,161,800
  3,520   San Francisco, CA City & Cnty Redev
          Agy Lease Rev George Moscone.........     *         07/01/09       2,085,670
  4,250   San Francisco, CA City & Cnty Redev
          Agy Lease Rev George Moscone.........     *         07/01/12       2,047,948

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 2,130   San Francisco, CA City & Cnty Redev
          Agy Lease Rev George Moscone.........     *         07/01/14    $    888,977
    800   San Francisco, CA City & Cnty Redev
          Agy Lease Rev George Moscone (FSA
          Insd)................................    6.750%     07/01/15         870,848
  1,000   San Jose, CA Single Family Mtg Rev
          Cap Apprec Ser A.....................     *         04/01/16         382,710
  1,575   San Marcos, CA Redev Agy Tax Alloc...    6.000      08/01/29       1,436,227
  1,000   Sanger, CA Uni Sch Dist Rfdg (MBIA
          Insd)................................    5.600      08/01/23         971,150
  1,000   Santa Ana, CA Multi-Family Hsg Rev
          Villa Del Sol Apts Ser B (FNMA
          Collateralized)......................    5.650      11/01/21       1,023,460
  3,000   Santa Clara Cnty, CA Fin Auth Lease
          Rev Multiple Facs Proj Ser B (AMBAC
          Insd) (a)............................    5.500      05/15/10       3,016,020
  2,000   Santa Clarita, CA Cmnty Fac Dist Spl
          Tax No 92-1 Ser A....................    7.450      11/15/10       2,094,040
  1,325   Simi Valley, CA Cmnty Dev Agy Coml
          Sycamore Plaza II Rfdg...............    6.000      09/01/12       1,336,170
  1,000   South Orange Cnty, CA Pub Fin Auth
          Reassmt Rev (FSA Insd) (a)...........    5.800      09/02/18         993,680
  1,390   Southern CA Home Fin Auth Single
          Family Mtg Rev Pgm B (GNMA
          Collateralized)......................    6.900      10/01/24       1,425,264
  5,000   Southern CA Pub Pwr Auth Pwr Proj Rev
          Multi-Projs..........................    6.750      07/01/12       5,552,400
  1,000   Stockton, CA Cmnty Fac Dist Spl
          Tax..................................    5.800      09/01/14         944,330
  1,000   Stockton, CA South Stockton Cmnty
          Facs Dist Spl Tax No 90-1 Rfdg.......    6.400      09/01/15         996,450
  1,000   Vista, CA Mobile Home Pk Rev Estrella
          De Oro Mobile Home Ser A.............    5.875      02/01/28         949,160
  2,785   Yolo Cnty, CA Hsg Auth Mtg Rev Mtg
          Waggener Ranch Proj (FHA Gtd)........    7.000      10/01/33       2,868,856
                                                                          ------------
                                                                           217,782,460
                                                                          ------------
          GUAM  0.9%
  2,000   Guam Arpt Auth Rev Ser B.............    6.700      10/01/23       2,096,660
                                                                          ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          PUERTO RICO  1.0%
$   628   Centro de Recaudaciones de Ingresos
          Muni Ctfs Partn PR...................    6.850%     10/17/03    $    636,404
  1,580   Puerto Rico Hsg Fin Single Family Mtg
          Rev Portfolio 1 C (GNMA
          Collateralized)......................    6.850      10/15/23       1,643,437
                                                                          ------------
                                                                             2,279,841
                                                                          ------------
          U. S. VIRGIN ISLANDS  1.0%
  2,000   Virgin Islands Pub Fin Auth Rev
          Matching Fd Ln Nts Ser A Rfdg
          (Prerefunded @ 10/01/02).............    7.250      10/01/18       2,204,060
                                                                          ------------
TOTAL LONG-TERM INVESTMENTS  98.5%
  (Cost $215,637,992).................................................     224,363,021
TOTAL SHORT-TERM INVESTMENTS  7.2%
  (Cost $16,410,000)..................................................      16,410,000
                                                                          ------------
TOTAL INVESTMENTS  105.7%
  (Cost $232,047,992).................................................     240,773,021
LIABILITIES IN EXCESS OF OTHER ASSETS  (5.7%).........................     (13,018,146)
                                                                          ------------
NET ASSETS  100.0%....................................................    $227,754,875
                                                                          ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) Security is currently a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

(d) An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio. The price of this security may be more volatile than the price of a comparable fixed rate security. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(e) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

    AMBAC--AMBAC Indemnity Corporation
    Connie Lee--Connie Lee Insurance Company
    FGIC--Financial Guaranty Insurance Company
    FHA--Federal Housing Authority
    FNMA--Federal National Mortgage Association
    FSA--Financial Security Assurance Inc.
    GNMA--Government National Mortgage Association
    LOC--Letter of Credit
    MBIA--Municipal Bond Investors Assurance Corp.
                                               See Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES

                                October 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $232,047,992).......................    $240,773,021
Cash........................................................           3,689
Receivables:
  Interest..................................................       3,349,832
  Investments Sold..........................................       2,600,000
Other.......................................................          12,926
                                                                ------------
      Total Assets..........................................     246,739,468
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      18,302,867
  Income Distributions--Common and Preferred Shares.........         238,491
  Investment Advisory Fee...................................         136,272
  Administrative Fee........................................          38,935
  Affiliates................................................          19,186
Accrued Expenses............................................         138,287
Trustees' Deferred Compensation and Retirement Plans........         110,555
                                                                ------------
      Total Liabilities.....................................      18,984,593
                                                                ------------
NET ASSETS..................................................    $227,754,875
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 3,000 issued with liquidation preference of
  $25,000 per share)........................................    $ 75,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 9,682,997 shares issued and
  outstanding)..............................................          96,830
Paid in Surplus.............................................     143,433,980
Net Unrealized Appreciation.................................       8,725,029
Accumulated Undistributed Net Investment Income.............         698,091
Accumulated Net Realized Loss...............................        (199,055)
                                                                ------------
      Net Assets Applicable to Common Shares................     152,754,875
                                                                ------------
NET ASSETS..................................................    $227,754,875
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($152,754,875 divided by
  9,682,997 shares outstanding).............................    $      15.78
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENTS OF OPERATIONS

                      For the Year Ended October 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 14,192,510
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,683,125
Administrative Fee..........................................       480,893
Preferred Share Maintenance.................................       193,008
Trustees' Fees and Related Expenses.........................        28,004
Custody.....................................................        17,457
Legal.......................................................        12,368
Other.......................................................       158,644
                                                              ------------
    Total Expenses..........................................     2,573,499
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 11,619,011
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $   (199,058)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    26,927,768
  End of the Period.........................................     8,725,029
                                                              ------------
Net Unrealized Depreciation During the Period...............   (18,202,739)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(18,401,797)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (6,782,786)
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

           For the Year Ended October 31, 1999, the Two Months Ended
              October 31, 1998 and the Year Ended August 31, 1998
--------------------------------------------------------------------------------

                                        Year Ended      Two Months Ended     Year Ended
                                     October 31, 1999   October 31, 1998   August 31, 1998
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............   $ 11,619,011       $  1,949,790      $ 11,825,238
Net Realized Gain/Loss..............       (199,058)            61,515         2,333,794
Net Unrealized
  Appreciation/Depreciation During
  the Period........................    (18,202,739)           745,537         5,871,891
                                       ------------       ------------      ------------
Change in Net Assets from
  Operations........................     (6,782,786)         2,756,842        20,030,923
                                       ------------       ------------      ------------
Distributions from Net Investment
  Income:
  Common Shares.....................     (9,570,332)        (1,590,741)       (9,531,032)
  Preferred Shares..................     (2,058,702)          (388,870)       (2,343,161)
                                       ------------       ------------      ------------
                                        (11,629,034)        (1,979,611)      (11,874,193)
                                       ------------       ------------      ------------
Distributions from Net Realized
  Gain:
  Common Shares.....................     (1,921,647)               -0-          (649,552)
  Preferred Shares..................       (473,423)               -0-          (161,112)
                                       ------------       ------------      ------------
                                         (2,395,070)               -0-          (810,664)
                                       ------------       ------------      ------------
Total Distributions.................    (14,024,104)        (1,979,611)      (12,684,857)
                                       ------------       ------------      ------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES.............    (20,806,890)           777,231         7,346,066
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued
  Through Dividend Reinvestment.....        637,809            116,196           287,402
                                       ------------       ------------      ------------
TOTAL INCREASE/DECREASE IN NET
  ASSETS............................    (20,169,081)           893,427         7,633,468
NET ASSETS:
Beginning of the Period.............    247,923,956        247,030,529       239,397,061
                                       ------------       ------------      ------------
End of the Period (Including
  accumulated undistributed net
  investment income of $698,091,
  $708,114 and $737,935,
  respectively).....................   $227,754,875       $247,923,956      $247,030,529
                                       ============       ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                                    Year Ended       Two Months Ended
                                                 October 31, 1999    October 31, 1998
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period (a)....     $ 17.927            $ 17.846
                                                     --------            --------
Net Investment Income...........................        1.201                .202
Net Realized and Unrealized Gain/Loss...........       (1.901)               .084
                                                     --------            --------
Total from Investment Operations................        (.700)               .286
                                                     --------            --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.................         .990                .165
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders............         .213                .040
  Distributions from and in Excess of Net
    Realized Gain:
    Paid to Common Shareholders.................         .199                 -0-
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders............         .049                 -0-
                                                     --------            --------
Total Distributions.............................        1.451                .205
                                                     --------            --------
Net Asset Value, End of the Period..............     $ 15.776            $ 17.927
                                                     ========            ========
Market Price Per Share at End of the Period.....     $15.2500            $18.4375
Total Investment Return at Market Price (b).....      (11.34%)              4.09%*
Total Return at Net Asset Value (c).............       (5.69%)              1.37%*
Net Assets at End of the Period (In millions)...     $  227.8            $  247.9
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**.................        1.56%               1.58%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d)........        5.78%               5.40%
Portfolio Turnover..............................          24%                  2%*
 * Non-Annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares...................        1.07%               1.10%

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.195 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in the value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

                                                                  September 27, 1991
                                                                    (Commencement
                     Year Ended August 31,                          of Investment
---------------------------------------------------------------     Operations) to
      1998       1997      1996      1995      1994      1993      August 31, 1992
------------------------------------------------------------------------------------
     $17.083   $ 16.283   $16.127   $15.699   $17.454   $15.816        $14.805
     -------   --------   -------   -------   -------   -------        -------
       1.228      1.263     1.259     1.269     1.286     1.305          1.038
        .852       .902      .233      .523    (1.693)    1.658           .870
     -------   --------   -------   -------   -------   -------        -------
       2.080      2.165     1.492     1.792     (.407)    2.963          1.908
     -------   --------   -------   -------   -------   -------        -------
        .990       1.02     1.050     1.050     1.050      .981           .698
        .243       .252      .286      .311      .235      .206           .199
        .067       .072       -0-      .002      .054      .110            -0-
        .017       .021       -0-      .001      .009      .028            -0-
     -------   --------   -------   -------   -------   -------        -------
       1.317      1.365     1.336     1.364     1.348     1.325           .897
     -------   --------   -------   -------   -------   -------        -------
     $17.846   $ 17.083   $16.283   $16.127   $15.699   $17.454        $15.816
     =======   ========   =======   =======   =======   =======        =======
     $17.875   $16.8125   $16.125   $15.000   $15.500   $16.750        $15.125
      12.96%     11.45%    14.89%     3.95%     (.90%)   18.66%          5.69%*
      10.99%     11.96%     7.60%    10.02%    (3.81%)   17.89%         11.80%*
     $ 247.0   $  239.4   $ 231.7   $ 230.2   $ 226.1   $ 243.0        $ 227.2
       1.59%      1.61%     1.64%     1.66%     1.62%     1.58%          1.55%
       5.63%      6.05%     5.95%     6.22%     6.34%     6.70%          6.09%
         21%        17%       10%       16%        7%       26%            93%*
       1.10%      1.10%     1.11%     1.10%     1.10%     1.07%          1.09%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Quality Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                                October 31, 1999
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $199,055 which will expire on October 31, 2007.

    At October 31, 1999, for federal income tax purposes cost of long- and short-term investments is $232,047,992; the aggregate gross unrealized appreciation is $12,134,782 and the aggregate gross unrealized depreciation is $3,409,753, resulting in net unrealized appreciation on long- and short-term investments of $8,725,029.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

                                October 31, 1999
--------------------------------------------------------------------------------

    For the year ended October 31, 1999 the Fund recognized expenses of approximately $4,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1999, the Fund recognized expenses of approximately $79,200 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At October 31, 1999 and October 31, 1998, paid in surplus related to common shares aggregated $143,433,980, and $142,796,541, respectively.

    Transactions in common shares were as follows:

                                          YEAR ENDED      TWO MONTHS ENDED
                                       OCTOBER 31, 1999   OCTOBER 31, 1998
--------------------------------------------------------------------------
Beginning Shares......................    9,646,008          9,639,553
Shares Issued Through Dividend
  Reinvestment........................       36,989              6,455
                                          ---------          ---------
Ending Shares.........................    9,682,997          9,646,008
                                          =========          =========

4. INVESTMENT TRANSACTIONS

For the year ended October 31, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $59,043,122 and $66,979,844, respectively.

5. PREFERRED SHARES

Effective with the close of business on April 23, 1999, the liquidation preference on the Trust's preferred shares decreased from $50,000 to $25,000 per share. This decrease was effected by means of a 2 for 1 stock split that doubled the Trust's number of outstanding preferred shares. The total liquidation value for the Trust was unchanged.

                                October 31, 1999
--------------------------------------------------------------------------------

    As of October 31, 1999, the Trust has outstanding 3,000 shares of Auction Preferred Shares ("APS"). Dividends are cumulative and the rate is reset through an auction process every 28 days. The rate in effect on October 31, 1999, was 3.300% and for the year then ended rates ranged from 2.550% to 5.250%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemptions if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen California Quality Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen California Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, for the two-month period ended October 31, 1998, and for the year ended August 31, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen California Quality Municipal Trust as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the two-month period ended October 31, 1998, and for the year ended August 31, 1998, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                    KPMG LLP SIG
Chicago, Illinois
December 9, 1999

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income*
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

* Closed to new investors

                 VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*

STEVEN MULLER

THEODORE A. MYERS

RICHARD F. POWERS, III*--Chairman

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 1999. The Trust designated 99.9% of the income distributions as a tax-exempt income distribution. Additionally, during the period, the Trust designated and paid $2,200,332 as a 20% rate gain distribution. These distributions, where applicable, were included on 1998's Form 1099-Div which was mailed to shareholders in January of 1999. In January, 2000, the Trust will provide tax information to shareholders for the 1999 calendar year.

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999. All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 16, 1999, where shareholders voted on the election of trustees and the selection of independent public accountants.
     1) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                      # OF SHARES
                                                  --------------------
                                                  IN FAVOR    WITHHELD
----------------------------------------------------------------------
David C. Arch...................................  7,993,947    69,158
Howard J Kerr...................................  7,994,567    68,558
Dennis J. McDonnell.............................  7,994,547    68,558

The other trustees of the Trust whose terms did not expire in 1999 are Rod Dammeyer, Steven Muller, Theodore A. Myers, Don G. Powell*, Hugo F. Sonnenschein and Wayne W. Whalen.
     2) With regard to the ratification of KPMG LLP as independent public accountants for the Trust, 7,958,919 shares voted for the proposal, 15,840 shares voted against, and 88,345 shares abstained.

* On August 9, 1999 Don G. Powell resigned and the Board of Trustees appointed Richard F. Powers, III.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

YOUR NOTES:

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